Events occurring after the reporting period	6 Months Ended
Dec. 31, 2024
Events occurring after the reporting period
Events occurring after the reporting period

33Events occurring after the reporting period

33.1  Registrations

Subsequent to 31 December 2024, the playing registrations of certain footballers have been disposed of. Total net proceeds were £211,000 and the associated net book value was £19,000. Additionally, solidarity contributions, training compensation, sell-on fees and contingent consideration totalling £937,000 became receivable in respect of previous playing registration disposals.

Also subsequent to 31 December 2024, the playing registrations of certain players were acquired or extended for a total consideration, including associated costs, of £37,698,000. Sell-on fees and contingent consideration totalling £5,808,000 became payable in respect of previous playing registrations.